Execution Version
EX. 10.43
Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

LIMITED WAIVER AND SIXTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Limited Waiver and Sixteenth Amendment to Loan and Security Agreement (this “Agreement”) is entered into this 23rd day of April, 2024, by and among (a) KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), (b) KATAPULT GROUP, INC., a Delaware corporation (“Holdings”), (c) KATAPULT HOLDINGS, INC., a Delaware corporation (“Parent Entity”), (d) MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, as administrative, payment and collateral agent for each of the Lenders (in such capacities, “Agent”) and (e) each of the Lenders party hereto.
RECITALS

A.    Borrower, Holdings, Parent Entity (as joined by that certain Ninth Amendment and Joinder described below), Agent and Lenders have entered into that certain Loan and Security Agreement, dated as of May 14, 2019, as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 14, 2019, as amended by that certain Second Amendment to Loan and Security Agreement, dated as of November 8, 2019, as amended by that certain Third Amendment to Loan and Security Agreement, dated as of November 20, 2019, as amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of December 16, 2019, as amended by that certain Fifth Amendment to Loan and Security Agreement, dated as of April 3, 2020, as amended by that certain Sixth Amendment to Loan and Security Agreement, dated as of April 29, 2020, as amended by that certain Seventh Amendment to Loan and Security Agreement, dated as of May 6, 2020, as further amended by that certain Eighth Amendment to Loan and Security Agreement, dated as of September 28, 2020, as further amended by that certain Ninth Amendment and Joinder to Loan and Security Agreement, dated as of December 4, 2020, as further amended by that certain Tenth Amendment to Loan and Security Agreement, dated as of January 13, 2021, as further amended by that certain Eleventh Amendment to Loan and Security Agreement, dated as of July 1, 2021, as further amended by that certain Twelfth Amendment to Loan and Security Agreement, dated as of December 15, 2021, as further amended by that certain Thirteenth Amendment to Loan and Security Agreement, dated as of March 14, 2022, as further amended by that certain Fourteenth Amendment to Loan and Security Agreement, dated as of May 9, 2022 and as further amended by that certain Fifteenth Amendment to Loan and Security Agreement, dated as of March 6, 2023 (as heretofore and as may be hereafter further amended, modified, restated, amended or restated from time to time the “Loan Agreement”).

B.    Holdings, Parent Entity and Agent have entered into that certain Corporate Guaranty and Security Agreement, dated as of December 4, 2020, (as heretofore and as may be hereafter further amended, modified, restated, amended or restated from time to time the “Corporate Guaranty”).
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C.    Parent Entity has informed the Agent that it will be restating all of its financial statements for the 2022 and 2023 fiscal years (the “Subject Financial Statements” and the restatements thereof being the “Financial Statement Restatements”) due to certain material accounting errors (the “Subject Accounting Errors”) that were recently discovered, and that, as a result of the Subject Accounting Errors, certain of the financial covenants in Section 6.19 may not have been calculated correctly and certain representations and warranties that have been made as to absence of Defaults and Events of Defaults, the accuracy of its financial statements and the calculations by the Borrower from time to time of the financial covenants under the Loan Agreement set forth in the Loan Documents or contained in various certificates and notices delivered to the Agent or the Lenders may not have been true.

D.    Parent Entity has requested, and the Agent and Lenders party hereto have agreed to waive any Defaults or Events of Default (i) arising under Sections 6.19(a) and Section 6.19(d) of the Loan Agreement (the “Specified Financial Covenants”) for any fiscal period ending on or before March 31, 2024, (ii) arising under Sections 5.8, 5.13 and Section 6.1(a) of the Loan Agreement (A) with respect to financial statements delivered pursuant to Section 6.1(a) for any fiscal period ending on or before March 31, 2024 to the extent such financial statements were impacted by the Subject Account Errors and (B) with respect to the calculations by the Borrower of the Specified Financial Covenants contained in various certificates and notices delivered to the Agent or Lenders pursuant to the Loan Documents from time to time through the date of this Agreement to the extent such calculations were impacted by the Subject Accounting Errors, (iii) arising under Section 6.1(c)(iii) with respect to each Credit Party’s failure to notify the Agent in writing of any other Specified Default prior to the effectiveness of this Agreement, and (iv) any representation and warranty or any other certification by a Credit Party prior to the date of this Agreement as to the absence of any Default or Event of Default (whether expressly made or deemed made) to the extent such representation and warranty or certificate was not true as a result of any Specified Default (the Defaults or Events of Default described in this clause (D) of the Recitals, the “Specified Defaults”).

E.    In connection with the granting of the requested waiver, Borrowings, Holdings, Parent Entity, Agent and Lenders have agreed to make certain amendments to the Loan Agreement and enter into certain other agreements as set forth more fully herein.

Agreement
    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement (the “Loan Agreement”).
2.    Amendments to Loan Agreement.

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2.1    Amendment to Section 6.19(a). Section 6.19(a) is hereby amended and restated in its entirety to read as follows:
“ (a) Tangible Net Worth of Parent Entity. As of the end of each fiscal month, the Tangible Net Worth of Parent Entity and its Subsidiaries, on a consolidated basis, shall be greater than or equal to ($50,000,000).”

2.2    Amendment to Section 6.19(d)(i). Section 6.19(d)(i) is hereby amended and restated in its entirety to read as follows:
“(i) Adjusted EBITDA (T3M) shall not be less than: (i) ($[***]), for any three-month period beginning on April 30, 2024 and ending on August 31, 2024 and (ii) $[***], for any three-month period beginning on September 30, 2024 and for each three-month period there after; or”
2.3    Amendment to Section 6.19(d)(ii). Section 6.19(d)(ii) is hereby amended and restated in its entirety to read as follows:
“(ii) Adjusted EBITDA (YTD) shall not be less than: (i) $([***]), for the YTD Period ending on April 30, 2024, (ii) $[***], for the YTD Period ending on May 31, 2024, (iii) $[***], for the YTD Period ending on June 30, 2024, (iv) $[***], for the YTD Period ending on July 31, 2024, (v) $[***], for the YTD Period ending on August 31, 2024, (vi) $[***] for the YTD Period ending on September 30, 2024, (vii) $[***], for the YTD Period ending on October 31, 2024, (viii) $[***], for the YTD Period ending on November 30, 2024, (x) $[***], for the YTD Period ending on December 31, 2024, (xi) $[***], for the YTD Period ending on January 31, 2025, (xii) $[***], for the YTD Period ending on February 28, 2025, (xiii) $[***], for the YTD Period ending on March 31, 2025, (xiv) $[***], for the YTD Period ending on April 30, 2025, (xv) $[***], for the YTD Period ending on May 31, 2025 and (xvi) $[***], for the YTD Period ending on June 30, 2025 and each month thereafter.”
3.    Waivers.
3.1    Subject to the satisfaction of the conditions precedent set forth in Section 6, Agent and Lenders hereby agree to waive the Specified Defaults referenced above.
    2.2 Except as expressly provided herein, nothing contained herein shall be construed as a consent or waiver by Agent of any covenant or provision of the Loan Agreement, the other Loan Documents, this Agreement or any other contract or instrument between Borrower and Agent, and the failure of Agent at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith.
4.    [Reserved].

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5.    Representations and Warranties and Covenants. To induce Agent and Lenders to enter into this Agreement, Borrower, Holdings and Parent Entity, jointly and severally, hereby represent and warrant to Agent and each Lender as follows:
5.1    Immediately after giving effect to this Agreement (a) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Regulatory Trigger Event, Default Trigger Event, First Payment Default Trigger Event, Default or Event of Default has occurred and is continuing that has not been expressly waived hereby;
5.2    Each of Borrower, Holdings and Parent Entity has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Agreement;
5.3    The execution and delivery by Borrower, Holdings and Parent Entity of this Agreement and the performance by Borrower, Holdings and Parent Entity of their respective obligations under the Loan Agreement have been duly authorized by all requisite action of such parties and have been duly executed and delivered by such parties;
5.4    The execution and delivery by Borrower, Holdings and Parent Entity of this Agreement and the performance by Borrower, Holdings and Parent Entity of their obligations under the Loan Agreement do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, Holdings or Parent Entity, except as already has been obtained or made; and
5.5    This Agreement has been duly executed and delivered by each of Borrower, Holdings and Parent Entity and is the binding obligation of each of Borrower, Holdings and Parent Entity, enforceable against each of Borrower, Holdings and Parent Entity in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether in a proceeding at law or in equity).
6.    Conditions Precedent to Effectiveness of Agreement. This Agreement shall not be effective against Agent or any Lender unless and until each of the following conditions shall have been satisfied as of the date hereof, in Agent’s sole discretion:
6.1    Agent shall have received this Agreement, duly executed by Borrower, Holdings and Parent Entity;
6.2    Borrower shall have paid to Agent, on behalf of itself and the Lenders, all fees, costs and expenses due and owing to Agent and the Lenders as of the date hereof to the extent invoiced on or before the date hereof; and

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6.3    After giving effect to this Agreement, no Regulatory Trigger Event, Default Trigger Event, First Payment Default Trigger Event, Default or Event of Default has occurred and is continuing that has not been expressly waived hereby.
7.    Integration. This Agreement and the Loan Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Agreement merge into this Agreement.
8.    Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature.
9.    Release. BORROWER, HOLDINGS AND PARENT ENTITY, TOGETHER WITH THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT AND EACH LENDER AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY

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CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR OR ANY OF THEIR RESPECTIVE AFFILIATES AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY, PURPORTED TO BE RELEASED HEREBY OR ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING IN FAVOR OF, THROUGH OR BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.
10.    Waiver of Compliance with Article 9 of UCC. To the extent not prohibited by applicable law, each of Borrower, Holdings and Parent Entity: (a) waives its right to receive notice under, and any other rights in respect to, Sections 9-611, 9-620(e), 9-621 and 9-623 of the UCC following the occurrence and during the continuance of an Event of Default; (b) waives any right to object to the sale, transfer, conveyance or surrender of the Collateral following the occurrence and during the continuance of an Event of Default; (c) waives any obligation of Agent to dispose of the Collateral under the UCC or otherwise following the occurrence and during the continuance of an Event of Default; (d) waives any other right, whether legal or equitable, which Borrower, Holdings or Parent Entity may possess in and to the Collateral following the occurrence and during the continuance of an Event of Default; (e) agrees that the transactions contemplated herein have been effected and negotiated in a commercially reasonable manner; and (f) agrees that Agent and each Lender has acted in, and has effected and negotiated the transactions contemplated herein, in good faith. Each of Borrower, Holdings and Parent Entity acknowledges and agrees that the waivers set forth in this Section 10 and elsewhere in this Agreement constitute material consideration for the agreement of Agent and the Lenders to execute, deliver and accept this Agreement.

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[Signature page follows.]

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IN WITNESS WHEREOF, this Agreement is being executed as of the date first written above.

BORROWER:

KATAPULT SPV-1 LLC

By: /s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

HOLDINGS:

KATAPULT GROUP, INC.

By: /s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

PARENT ENTITY:

KATAPULT HOLDINGS, INC.

By: /s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
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New York, New York 10018

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AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

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CLASS A LENDERS:

ATALAYA SPECIAL OPPORTUNITIES FUND VII LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

ATALAYA ASSET INCOME FUND IV LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

ATALAYA ASSET INCOME FUND (CAYMAN) IV LP

By: Atalaya Capital Assets IV LP
By: Atalaya Capital Fund GP LLC

By: /s/ Drew Phillips
Name: Drew Phillips
Title: Authorized Signatory

ATALAYA SPECIAL OPPORTUNITIES FUND (CAYMAN) VII LP

By: Atalaya Capital Assets VII LLC

By: /s/ Drew Philips
Name: Drew Philips
Title: Authorized Signatory

ATALAYA ASSET INCOME FUND V LP

By: Atalaya Capital Assets V LP
By: Atalaya Capital Fund GP LLC

By: /s/ Drew Phillips
Name: Drew Phillips
Title: Authorized Signatory
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CLASS B LENDERS:

ATALAYA SPECIAL OPPORTUNITIES FUND VII LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory
ATALAYA ASSET INCOME FUND IV LP
By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory
ATALAYA ASSET INCOME FUND V LP
By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

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ATALAYA SPECIAL OPPORTUNITIES FUND (CAYMAN) VII LP

By: Atalaya Capital Assets VII LLC
By: /s/ Drew Phillips
Name: Drew Phillips
Title: Authorized Signatory
ATALAYA ASSET INCOME FUND (CAYMAN) IV LP

By: Atalaya Capital Assets IV LP
By: Atalaya Capital Fund GP LLC
By: /s/ Drew Phillips
Name: Drew Phillips
Title: Authorized Signatory
ATALAYA ASSET INCOME FUND (CAYMAN) V LP
By: Atalaya Capital Assets V LP
By: Atalaya Capital Fund GP LLC

By: /s/ Drew Phillips
Name: Drew Phillips
Title: Authorized Signatory

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